UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


              Date of Report (Date of Earliest Event Reported):
                              October 23, 2003
                              ----------------

                        MIKOHN GAMING CORPORATION

            (Exact name of Registrant as specified in its charter)

          Nevada                     0-22752               88-0218876
     -----------------            -------------           ------------
 State or other jurisdiction       (Commission           (IRS Employer)
incorporation or organization)     File Number)       Identification Number)


          920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686

             (Address of principal executive office and zip code)

                                (702) 896-3890

             (Registrant's telephone number, including area code)


             (Former name, former address and former fiscal year,
                         if changed since last report)




























TABLE OF CONTENTS

Item  5.      OTHER EVENTS

Item  7.      FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES





















































Item 5.    OTHER EVENTS

  On October 22, 2003, Mikohn Gaming Corporation (the "Company") issued a press release announcing that it has completed its previously announced sale of 8.4 million shares of its Common Stock along with warrants to acquire 2.1 million shares of Common Stock. The proceeds from the issuance of the Common Stock will be used to purchase $40.0 million of the Company's Senior Secured Notes.

  A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated by reference herein.







Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

	99.1	Press release dated October 22, 2003







SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    MIKOHN GAMING CORPORATION
                                                    (Registrant)



October 23, 2003                                     /s/  JOHN M. GARNER
                                                    -------------------------
						    John M. Garner
						    Executive Vice President,
						    Treasurer and Chief Financial
						    Officer